SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF EARLIEST REPORTED EVENT - MARCH 28, 2003



                              BLUE INDUSTRIES INC.
               (Exact name of Issuer as specified in its charter)




               Nevada                   000-32567          52-2273215
   (State or other jurisdiction of     (Commission        (IRS Employer
   incorporation or organization)     File Number)   Identification Number)


                               340 rue de la Gare
                               France 74370 Pringy
                (Address of Issuer's principal executive offices)


                        (011) 33 4 50 66 98 61
                (Issuer's telephone number, including area code)


                     (011) 33 4 50 66 98 61
                (Issuer's facsimile number, including area code)

          (Former name or former address, if changed since last report)

ITEM 1.
CHANGES IN CONTROL OF THE ISSUER

       Not Applicable

Item 2.
ACQUISITION OF ASSETS.

       Not Applicable

Item 3.
BANKRUPTCY OR RECEIVERSHIP.

       Not Applicable

Item 4.
CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Former independent accountants:

       We are a Nevada corporation that was originally known as Burrard Technologies, Inc. and formerly conducted its principal business operations in Western Canada. In December of 2001, we entered into a business combination with Technocall, S.A., a Swiss corporation that conducts its principal business activities in Switzerland and France. The transaction with Technocall resulted in a change in control and the termination of our Canadian operations.

       BDO Dunwoody LLP of Vancouver, British Columbia, Canada audited our financial statements for the years ended December 31, 2000 and 2001. An affiliate of BDO Dunwoody, BDO Visura of Geneva, Switzerland, audited the financial statements of Technocall for the year ended December 31, 2001. BDO Dunwoody and BDO Visura are both member firms of BDO International.

       In October of 2002, in an effort to streamline the audit process, our Board of Directors voted to dismiss BDO Dunwoody LLP and retain BDO Visura to serve as our auditor. On March 18, 2003, our Board of Directors voted to dismiss BDO Visura.

       BDO Visura has not yet audited our financial statements for any fiscal periods. In connection with BDO Visura's reviews of our interim financial statements through March 11, 2003, there were no reportable disagreements with BDO Visura on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO Visura, would have caused BDO Visura to make a reference thereto for such interim periods in its reports.

       We have provided a copy of this Current Report on Form 8-K to BDO Visura and asked it to furnish a letter addressed to the Commission stating whether or not it agrees with the above statements, and if not, the respects in which it does not agree. A copy of such letter will be filed with an amendment to this report.

New independent accountants:

       On March 18, 2003, our Board of Directors voted to retain Durland & Company, CPA, PA, to serve as our auditor for the fiscal year ended December 31, 2002.

       Prior to the engagement of Durland & Company, we did not consult with Durland & Company regarding (i) the application of accounting principles to a specific transaction; (ii) the type of audit opinion that might be rendered on our financial statements or (iii) any other matter that was either the subject of a disagreement with our former auditors or an otherwise reportable event.

       We have allowed Durland & Company to review this Current Report on Form 8-K before filing it with the Commission and Durland & Company has not furnished us with a clarification of or disagreement with the matters discussed herein.

Item 5.
OTHER EVENTS

       Not Applicable

Item 6.
RESIGNATIONS OF DIRECTORS.

       Not Applicable

ITEM 7.
FINANCIAL STATEMENTS AND EXHIBITS

(a)    Financial statements of business acquired.

       Not Applicable

(b)    Pro forma financial information.

       Not Applicable

 (c)   Exhibits.

     16.1     Letter from BDO Visura
              Re: Change in Certifying Accountant   (To be filed by Amendment)

     99.1     Press release dated March 28, 2003

Item 8.
CHANGE IN FISCAL YEAR.

Not applicable.


                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, Blue Industries, Inc, Inc. has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BLUE INDUSTRIES, INC.
March 28, 2003



By:           /s/ Patrick Gouverneur
    Patrick Gouverneur  President